Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sustainable Projects Group Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stefan Muehlbauer, Chief Executive Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stefan Muehlbauer
Stefan Muehlbauer
Chief Executive Officer
August 11th, 2022

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sustainable Projects Group Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stefan Muehlbauer, Chief Financial Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stefan Muehlbauer
Stefan Muehlbauer
Chief Financial Officer
August 11th, 2022